UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2019

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11440 West Bernardo Court, Suite 220

San Diego, California 92127

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IIPR	New York Stock Exchange
Series A Preferred Stock, par value $0.001 per share	IIPR-PA	New York Stock Exchange

EXPLANATORY NOTE

On November 5, 2019, Innovative Industrial Properties, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) reporting under Items 1.01 and 2.01 of the Original Form 8-K the acquisition by IIP-IL 3 LLC, a wholly owned subsidiary of the Company’s operating partnership subsidiary, IIP Operating Partnership, LP, of the property located at 1200 East Mazon in Dwight, Illinois, and the entering into a lease and development agreement with PharmaCann LLC (“PharmaCann”). In the Original Form 8-K, the Company indicated that the financial information required by Item 9.01(a) of Form 8-K (“Item 9.01 Financial Information”), which was not included in the Original Form 8-K, would be filed by amendment to the Original Form 8-K not later than 71 calendar days after the date that the Original Form 8-K was required to have been filed.

On November 12, 2019, pursuant to its authority under Rule 3-13 of Regulation S-X, the SEC granted the Company a waiver (the “Waiver”) from the requirements to file the Item 9.01 Financial Information referenced in the Original Form 8-K regarding PharmaCann that otherwise would have been required by Section 2340 of the Division of Corporation Finance – Financial Reporting Manual.

This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of revising Item 9.01 of the Original Form 8-K to reflect that, as a result of the receipt of the Waiver, the Item 9.01 Financial Information will not be filed. Set forth below is revised Item 9.01, which supersedes and replaces Item 9.01 of the Original Form 8-K. Except as set forth below, the information set forth in the Original Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

The Company received a waiver from the SEC from the requirement to provide the financial statements of PharmaCann otherwise required by Item 9.01(a). Accordingly, those financial statements will not be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2019	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ Catherine Hastings
	Name:	Catherine Hastings
	Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer